UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2012

TRANSOCEAN LTD.

(Exact name of registrant as specified in its charter)

Switzerland	000-53533	98-0599916
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Chemin de Blandonnet 1214 Vernier, Geneva Switzerland	CH-1214
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: +41 (22) 930-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                           Submission of Matters to a Vote of Security Holders

Transocean Ltd. (the “Company”) held its Annual General Meeting of Shareholders on May 18, 2012, in Cham, Switzerland. The shareholders took action on the following matters at the meeting:

1.              Proposal regarding the approval of the 2011 Annual Report, including the consolidated financial statements of the Company for fiscal year 2011 and the statutory financial statements of the Company for fiscal year 2011.

For	Against	Abstain	Broker Non-Votes
238,485,712	954,324	6,380,407	N/A

This item was approved.

2.              Proposal regarding the appropriation of the available earnings for fiscal year 2011 and the carrying forward of all available earnings.

For	Against	Abstain	Broker Non-Votes
242,565,066	1,473,904	1,781,473	N/A

This item was approved.

3.              Proposals regarding the election of Glyn Barker, Vanessa C.L. Chang and Chad Deaton as Class I Directors of the Company and the reelection of Edward R. Muller and Tan Ek Kia as Class I Directors of the Company.

Name of Nominee	For	Against	Abstain	Broker Non-Votes
Glyn Barker	192,668,878	1,255,042	5,835,417	46,061,106
Vanessa C.L. Chang	192,741,158	1,183,494	5,834,685	46,061,106
Chad Deaton	187,732,486	6,188,775	5,838,076	46,061,106
Edward R. Muller	169,815,564	24,043,389	5,900,384	46,061,106
Tan Ek Kia	188,237,716	5,617,698	5,903,923	46,061,106

Glyn Barker, Vanessa C.L. Chang and Chad Deaton were elected to the Board of Directors as Class I Directors of the Company, and Edward R. Muller and Ek Kia Tan were reelected to the Board of Directors as Class I Directors of the Company.

4.              Proposal regarding the approval of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2012 and reelection of Ernst & Young Ltd., Zurich, as the Company’s auditor pursuant to the Swiss Code of Obligations for a further one-year term.

For	Against	Abstain	Broker Non-Votes
243,311,633	1,046,363	1,462,447	N/A

This item was approved.

5.              Proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables and the related narrative disclosure included in the Company’s proxy statement.

For	Against	Abstain	Broker Non-Votes
169,284,252	28,091,408	2,383,677	46,061,106

This item was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN LTD.

Date: May 21, 2012	By	/s/ Eric J. Christ
Eric J. Christ
Authorized Person